Exhibit 10.11

4. **Break Clause 退租權**

Notwithstanding anything to the contrary hereinbefore contained, the Landlord/Tenant/either party shall be entitled to terminate this Agreement earlier than as herein provided by serving not less than ONE months' written notice or by paying ONE months' Rent in lieu to the Landlord/Tenant/other party provided that this Agreement shall not be terminated earlier than a date which shall be [12/~~14/( )~~] months from the commencement date of the Term (i.e., the Tenant shall rent the Premises for at least (TWELVE) months).

儘管與前文不符，業主／租客／任何一方可給予業主／租客／另一方不少於____個月的書面通知或____個月租金作代通知金提早解除此租約；惟此租約的終止日期不得早於由租期開始日計[12/14/( )個]月(即租客最少要租用該物業____個月)。

~~租約中包括的傢俬及設備如下：~~
~~Furniture & Fixture included in this agreement is as follows:~~
~~冷氣機 air-conditioner ____ / 煤氣/電熱水爐 Gas/elec. water-heater ____ / 抽油煙機 oil-ventilator ____ / 抽氣扇 ventilator ____ / 煮食爐 gas-stove ____ / 雪櫃 refrigerator ____~~
~~洗衣機 wash-machine ____ / 衣櫃 wardrobe ____ / 床 bed ____ / 梳化 settee ____ / 燈飾 lights ____ / 其他 others ____~~

Remarks 1. Tenant shall pay ~~monthly~~ YEARLY Rent to Landlord's A/C No: 8002815 (LGT BANK (HONG KONG))
備注： 租客須將租金存入業主銀行戶口號碼: ____

2. 50% (HKD240,000-) PAY ON OR BEFORE 14-03-2025 AND BALANCE (HKD240,000) PAY ON OR BEFORE 28-03-2025

3. THE TENANT HAS MADE SOME INTERNAL RENOVATIONS AND IMPROVEMENTS INCLUDING INSTALLATION OF INTERNAL SECURITY ROLLING GATE, IF AT TIME OF LEASE SURRENDER THE LANDLORD DOES NOT ACCEPT THESE IMPROVEMENTS THEN TENANT UNDERTAKES TO REVERT THESE CHANGES BACK TO ORIGINAL CONDITION.

公共事務

電力 (POWER)	中華電力有限公司 香港電燈有限公司	CHINA POWER CO., LTD. HONG KONG LIGHTING CO., LTD.	2678-2678 2887-3411
煤氣 (GAS)	香港中華煤氣有限公司	CHINA GAS CO., LTD.	2880-6988
水 (WATER)	水務署 - 水費查詢	WATER SUPPLY DEPARTMENT	2824-5000
渠道 (DRAINAGE)	渠務署 - 污水渠、雨水渠、水浸一般查詢	DRAINAGE DEPARTMENT	2877-0660
香港電訊申請安裝及一般服務 (TELEPHONE)			1000

NO.K290

租約
Tenancy Agreement

STAMP DUTY 17.3.25 HONG KONG 44
HONG KONG 24000.0 STAMP DUTY PAID

An Agreement made the 14TH day of MARCH 2025 between the Landlord and the Tenant as more particularly described in Schedule I.
此合約由業主及租客（雙方資料詳列於附表一）於____年____月____日訂立。

The Landlord shall let and the Tenant shall take the Premises for the Term and at the Rent as more particularly described in Schedule I and both parties agree to observe and perform the terms and conditions as follows:-
業主及租客雙方以詳列於附表一的租期及租金分別租出及租入詳列於附表一的物業，並同意遵守及履行下列條款：-

1. The Tenant shall pay to the Landlord the Rent in advance on the first day of each and every calendar month during the Term. If the Tenant shall fail to pay the Rent within 7 days from the due date, the Landlord shall have right to institute appropriate action to recover the Rent and all costs, expenses and other outgoings so incurred by the Landlord in relation to such action shall be a debt owed by the Tenant to the Landlord and shall be recoverable in full by the Landlord.
租客須在租期內每個月份第一天上期繳付指定的租金予業主。倘租客於應繳租金之日的七天內仍未清付該租金，則業主有權採取適當行動追討租客所欠的租金而由此而引起的一切費用及開支將構成租客所欠業主的債項，業主將有權向租客一併追討所欠款項全數。

2. The Tenant shall not make any alteration and / or additions to the Premises without the prior written consent of the Landlord, which consent shall not be unreasonably withheld.
租客在沒有業主書面同意前，不得對該物業做任何改動及／或加建，惟業主不得無理拒絕給予租客有關的同意書。

3. The Tenant shall not assign, transfer, sublet or part with the possession of the Premises or any part thereof to any other person. This tenancy shall be personal to the Tenant named herein.
租客不得轉讓、轉租或分租該物業或其任何部分或將該物業或其任何部分的佔用權讓予任何其他人等。此租約權益將為租客個人擁有。

4. The Tenant shall comply with all ordinances, regulations and rules of Hong Kong and shall observe and perform the covenants, terms and conditions of the Deed of Mutual Covenant and Sub-Deed of Mutual Covenant (if any) relating to the Premises. The Tenant shall not contravene any negative or restrictive covenants contained in the Government Lease(s) under which the Premises are held from the Government.
租客須遵守香港一切法律條例和規則及該物業所屬的大廈有關的公契內的條款。租客亦不可違反屬該物業地段內的官批地契上的任何制約性條款。

5. The Tenant shall during the Term pay and discharge all charges in respect of water, electricity, gas and telephone and other similar charges payable in respect of the Premises.
租客須在租約期內清繳一切有關該物業的水費、電費、煤氣費、電話費及其他類似的雜費等。

6. The Tenant shall during the Term keep the interior of the Premises in good and tenantable repair and condition (fair wear and tear and damage caused by inherent defects excepted) and shall deliver up vacant possession of the Premises in the same repair and condition on the expiration or sooner determination of this Agreement.
租客須在租約期內保持物業內部的維修狀態良好（自然損耗及因固有的缺陷所產生的損壞除外）並須於租約期滿或終止時將物業在同樣的維修狀態下交吉交回業主。

7. The Tenant shall pay to the Landlord the Security Deposit set out in Schedule I for the due observance and performance of the terms and conditions herein contained and on his part to be observed and performed. Provided that there is no antecedent breach of any of the terms and conditions herein contained, the Landlord shall refund the Security Deposit to the Tenant without interest within 7 days from the date of delivery of vacant possession of the Premises to the Landlord or settlement of any outstanding payment owed by the Tenant to the Landlord, whichever is later. If the Rent and /or any charges payable by the Tenant hereunder or any part thereof shall be unpaid for seven (7) days after the same shall become payable (whether legally demanded or not) or if the Tenant shall commit a [redacted]ach of any of the terms and conditions herein contained, it shall be lawful for the Landlord at any

time thereafter to re-enter the Premises whereupon this Agreement shall absolutely determine and the Landlord may deduct any loss or damage suffered by the Landlord as a result of the Tenant's breach from the Security Deposit without prejudice to any other right of action or any remedy of the Landlord in respect of such breach of the Tenant.

租客須交予業主保証金（金額如附表一所列）作為保証租客遵守及履行此租約上租客所需遵守及履行的條款的按金。若租客在租期內並無干犯此合約內任何條款，則業主須於收回交吉的物業或一切租客欠款後（以較遲者作準）七天內無息退還該保証金予租客。但若租客拖欠根據此合約需要支付的租金及/或其他款項超過七天（無論有否以法律行動追討）或若租客違反此合約內任何條款，業主可合法收回該物業而此租約將立即被終止；業主可從保証金內扣除因租客違約而令業主所受的損失，而此項權利將不會影響業主因租客違約而可採取的其他合法行動的權利。

8. Provided the Tenant shall have paid the Rent and other outgoings on the days and in the manner herein provided and observe and perform the terms and conditions herein contained and on the Tenant's part to be observed and performed, the Tenant shall peacefully hold and enjoy the Premises during the Term without any interruption by the Landlord.
若租客按時清繳租金和雜費及沒有干犯此合約內任何條款，則業主不得在租約期內干擾租客享用該物業。

9. The Landlord shall keep and maintain the structural parts of the Premises including the main drains, pipes and cables in proper state of repair Provided that the Landlord's liability shall not be incurred unless and until written notice of any defect or want of repair has been giver by the Tenant to the Landlord and the Landlord shall have failed to take reasonable steps to repair and remedy the same after the lapse of a reasonable time from the date of service of such notice.
業主須保養及適當維修該物業內各主要結構部分(包括主要的排污渠、喉管和電線)。唯業主須在收到租客的書面要求後才會有責任在合理時限內將有關損壞維修妥當。

10. The Landlord shall pay the Property tax payable in respect of the Premises.
業主負責繳付有關該物業的物業稅。

11. The Stamp Duty payable on this Agreement in duplicate shall be borne by the Landlord and the Tenant in equal shares.
業主及租客各負責雙此合約印花稅一半費用。

12. The Landlord and the Tenant agree to be bound by the additional terms and conditions contained in Schedule II(if any).
業主及租客雙方同意遵守附表二內的附加條款(如有的話)。

13. If there is any conflict between the English version and the Chinese version in this Agreement, the English version shall prevail.
此合約內的英文文本與中文文本存有差異時，將以英文文本為准。

Received the Security Deposit of HK$ 80,000 / by the Landlord
業主收到租客所交的保証金
港幣 萬 千 百 拾 元正

Received ______ key(s) of the Premises by the Tenant
租客收到業主所交屬該物業的鑰匙
共 ______ 條：

Confirmed and Accepted all the terms and conditions contained herein by the Landlord :
業主確[redacted]

HKID / B.R.No.
~~香港身份証 /~~ ( )
商業登記証號碼 [redacted])

For and on behalf of
DR ASHLEYS LIMITED
Confirmed and Accepted all the terms and conditions contained herein by the Tenant :
租客確認及接受本合約內所有條款的約束：
[redacted]
Authorized Signature(s)

~~HKID~~ / B.R.No.
~~香港身份証 /~~ ( )
商業登記証號碼 ([redacted])
[redacted]

Schedule I
附表一

The Premises 物業 : Unit 4 on 15th Floor of East Wing Peninsula Square No. 18 Sung On Street Kowloon.

The Landlord 業主 : MARC STEVEN LIMITED

Address 地址 : ______ Tel. No.: ______

The Tenant 租客 : DR ASHLEYS LIMITED

Address 地址 : ______ Tel. No.: ______

Term 租期 : From 15th March 2025 to 14th March 2027 (both days inclusive)
由 年 月 日至 年 月 日止(包括首尾兩天)

Rent 租金 : HK$ 40,000 / per month
每月為港幣

Security Deposit 保証金 : HK$ 80,000 /
港幣 萬 千 百 拾元正

Schedule II
附表二

1. **User 用途**

The Tenant shall not use or permit to be used the Premises or any part thereof for any purpose other than for COMMERCIAL OFFICE purpose only. [P.S. - Please select one item : e.g. residential / commercial / office / shop / industrial]
租客除將該物業作______用途外，[例如:住宅/商業/辦公室/商店/工業]不可將該物業或其任何部分做其他用途。

2. **Miscellaneous Payments 雜項費用**

a) The following payments payable in respect of the Premises during the Term: -
租期內下列費用

*(a) Management fee paid by Landlord / ~~Tenant~~ * (at current rate) (per month) (subject to revision from time to time)
管理費由業主 / 租客支付（每月管理費以管理處實收為準）

*(b) Government Rates paid by Landlord / ~~Tenant~~ * (subject to actual amount demanded by the Government)
差餉由業主 / 租客支付（每季以政府實收為準）

*(c) Government Rent paid by Landlord / ~~Tenant~~ * (subject to actual amount demanded by the Government)
地租由業主 / 租客支付（每季以政府實收為準）

* Delete where inapplicable. 刪去不適用者。

~~3. **Rent Free Period 免租期**~~

~~The Tenant shall be entitled to a rent free period from the ______ to ______ (both days inclusive) provided that the Tenant shall be responsible for the charges of Government Rent, Government Rates, management fees, water, electricity, gas, telephone and other outgoings payable in respect of Premises during such rent free period.~~
~~租客可享有______天免租期（由______至______）（包括首尾兩天），但租客仍需負責繳付免租期內一切地租、差餉、管理費、水、電、煤氣及電話費用及其他一切雜費支出。~~